Exhibit 1.01

SMITH & WESSON BRANDS, INC.

CONFLICT MINERALS REPORT

FOR THE REPORTING PERIOD

JANUARY 1, 2022 TO DECEMBER 31, 2022

INTRODUCTION

This Conflict Minerals Report for Smith & Wesson Brands, Inc. (“SWBI,” “Company,” “we,” or “our”) is provided for the reporting period January 1, 2022 to December 31, 2022, and is presented to comply with Rule 13p-1 under the Securities Exchange Act of 1934 (the “Rule”), and the Public Statement on the Effect of the Recent Court of Appeals Decision on the Conflict Minerals Rule issued by the Director of the Division of Corporation Finance of the Securities and Exchange Commission on April 29, 2014 (the “SEC Statement”). The Rule was adopted by the Securities and Exchange Commission (the “SEC”) to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Rule imposes certain reporting obligations on SEC registrants whose manufactured products contain tin, tantalum, tungsten, or gold (“3TG,” also defined by the Rule as “conflict minerals”), and who have reason to believe that the products they manufacture, or contract to manufacture, contain conflict minerals that are necessary to the functionality or production of those products. If the SEC registrant has reason to believe that any conflict minerals may have originated in the Democratic Republic of the Congo or an adjoining country, or is unable to determine the country of origin of those conflict minerals, the SEC registrant is required to submit a Conflict Minerals Report to the SEC that includes a description of the measures it took to exercise due diligence on the conflict minerals’ source and chain of custody.

COMPANY BACKGROUND

SWBI is a U.S.-based leader in firearm manufacturing and design, delivering a broad portfolio of quality handgun, long gun, and suppressor products to the global consumer and professional markets under the iconic Smith & Wesson®, M&P® and Gemtech® brands. We also provide manufacturing services, including forging, machining and precision plastic injection molding services.

A copy of our Conflict Mineral Policy is available on our website at https://ir.smith-wesson.com/corporate-governance/conflict-minerals.

REPORT

This Conflict Minerals Report is provided for the reporting period January 1, 2022 to December 31, 2022 in accordance with the Rule, the instructions to Form SD and the SEC Statement. Please refer to the Rule, Form SD and Securities Exchange Release No. 34-67716 for definitions to the terms used in this Report, unless otherwise defined herein.

In accordance with the Rule and the instructions to Form SD, we undertook due diligence to determine the source of origin of any necessary conflict minerals used in products we manufacture or contract to manufacture. In conducting due diligence, we implemented the Organization for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (including the Supplements on Tin, Tantalum and Tungsten, and the Gold Supplement) (Third Edition OECD 2016) (“OECD Guidance”), an internationally recognized due diligence framework.

Design of Our Due Diligence Measures

Our conflict minerals due diligence measures have been designed to conform with the OECD Guidance, as applicable, for tin, tantalum, tungsten, gold and downstream companies (as the term is defined in the OECD Guidance), in all material respects. We do not make direct purchases of raw ore or unrefined conflict minerals in the Covered Countries. We designed our due diligence measures to:

1.	design and implement strategies to determine the presence of conflict minerals in our products;

2.	establish management systems for supply chain due diligence and reporting compliance;

3.	identify and assess conflict minerals content in our supply chain;

4.	identify and mitigate any risk for potential non-compliance with the Rule; and

5.	report on our conflict minerals supply chain due diligence activities, as required by the Rule.

Due Diligence Measures Performed

Our due diligence measures for the 2022 reporting period included the following activities:

1.

We updated our product taxonomy for the products that were subject to reporting in the 2022 reporting period, and reviewed additions with our product managers, metallurgists and supply chain personnel, to determine which products or components have the possibility of containing necessary conflict minerals.

2.

We surveyed any suppliers involved with products or components we determined could possibly contain necessary conflict minerals, to ascertain for each of these conflict minerals (i) whether the product or component contained necessary conflict minerals, (ii) the smelter or refiner where it was processed, (iii) its country of origin and (iv) its mine of origin.

3.

Where possible, we leveraged the due diligence conducted on smelters and refiners by the Responsible Minerals Initiative (the “RMI”), and its Responsible Minerals Assurance Process (the “RMAP”), by comparing the names of the smelters identified by our suppliers to those identified as compliant in the RMAP. The RMAP uses independent private sector auditors to audit the source, including mines of origin, and chain of custody of the conflict minerals used by smelters and refiners that agree to participate in the RMAP. The smelters and refiners that are found to be RMAP compliant are those for which the independent auditor has verified that the smelter’s or refiner’s conflict minerals originated from conflict free mines and trading in the Democratic Republic of the Congo or any of its adjoining countries. A list of smelters identified to date, and associated information, is provided as Attachment A.

Determination; Continuing Mitigation Efforts

After conducting good faith due diligence on the presence of necessary conflict minerals in certain of our products, we have been unable to identify all smelters, refiners in our supply chain and the ultimate source of origin of such minerals. We are continuing our efforts to identify and mitigate risks in our supply chain and to obtain complete information from our upstream suppliers. Our efforts are necessarily dependent upon the willingness of our supply chain participants to cooperate and assist in this endeavor and there can be no guarantee that we will be able to obtain adequate and reliable information upon which to base our analysis.

Attachment A

SMELTER DETAILS

Smelter Name	Smelter Country	3TG
8853 S.p.A.*	ITALY	Gold

ABC Refinery Pty Ltd.*	AUSTRALIA	Gold

Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	Gold

Advanced Chemical Company	UNITED STATES OF AMERICA	Gold

African Gold Refinery*	UGANDA	Gold

Agosi AG	GERMANY	Gold

AGR Mathey	AUSTRALIA	Gold

Aida Chemical Industries Co., Ltd.	JAPAN	Gold

Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	Gold

Albino Mountinho Lda.*	PORTUGAL	Gold

Alexy Metals	UNITED STATES OF AMERICA	Gold

Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	Gold

Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Gold

Amagasaki Factory, Hyogo Prefecture, Japan	JAPAN	Gold

AngloGold Ashanti Brazil	BRAZIL	Gold

AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	Gold

Anhui Tongling Nonferrous Metal Mining Co., Ltd.*	CHINA	Gold

Argor-Heraeus S.A.	SWITZERLAND	Gold

Asahi Pretec Corp.	JAPAN	Gold

Asahi Refining Canada Ltd.	CANADA	Gold

Asahi Refining USA Inc.	UNITED STATES OF AMERICA	Gold

Asaka Riken Co., Ltd.	JAPAN	Gold

Atasay Kuyumculuk Sanayi Ve Ticaret A.S.*	TURKEY	Gold

AU Traders and Refiners*	SOUTH AFRICA	Gold

Augmont Enterprises Private Limited	INDIA	Gold

Aurubis AG	GERMANY	Gold

Bangalore Refinery	INDIA	Gold

Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Gold

Boliden AB	SWEDEN	Gold

C. Hafner GmbH + Co. KG	GERMANY	Gold

C.I Metales Procesados Industriales SAS	COLOMBIA	Gold

Caridad*	MEXICO	Gold

CCR	CANADA	Gold

CCR Refinery - Glencore Canada Corporation	CANADA	Gold

Cendres + Metaux S.A.*	SWITZERLAND	Gold

CGR Metalloys Pvt Ltd.*	INDIA	Gold

Chimet S.p.A.	ITALY	Gold

Chugai Mining	JAPAN	Gold

Daye Non-Ferrous Metals Mining Ltd.*	CHINA	Gold

Degussa Sonne / Mond Goldhandel GmbH*	GERMANY	Gold

Dijllah Gold Refinery FZC*	UNITED ARAB EMIRATES	Gold

Dongwu Gold Group*	CHINA	Gold

Dosung metal	KOREA, REPUBLIC OF	Gold

Dowa	JAPAN	Gold

Dowa Metals & Mining Co. Ltd	JAPAN	Gold

DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	Gold

Eco-System Recycling Co., Ltd. East Plant	JAPAN	Gold

Eco-System Recycling Co., Ltd. North Plant	JAPAN	Gold

Eco-System Recycling Co., Ltd. West Plant	JAPAN	Gold

Emerald Jewel Industry India Limited (Unit 1)*	INDIA	Gold

Emerald Jewel Industry India Limited (Unit 2)*	INDIA	Gold

Emerald Jewel Industry India Limited (Unit 3)*	INDIA	Gold

Emerald Jewel Industry India Limited (Unit 4)*	INDIA	Gold

Emirates Gold DMCC	UNITED ARAB EMIRATES	Gold

Fidelity Printers and Refiners Ltd.*	ZIMBABWE	Gold

FSE Novosibirsk Refinery*	RUSSIAN FEDERATION	Gold

Fujairah Gold FZC*	UNITED ARAB EMIRATES	Gold

Fujhara Refinery*	UNITED ARAB EMIRATES	Gold

GCC Gujrat Gold Centre Pvt. Ltd.	INDIA	Gold

Geib Refining Corporation	UNITED STATES OF AMERICA	Gold

GGC Gujrat Gold Centre Pvt. Ltd.	INDIA	Gold

Gold by Gold Colombia	COLOMBIA	Gold

Gold Coast Refinery*	GHANA	Gold

Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA	Gold

Great Wall Precious Metals Co., Ltd. of CBPM*	CHINA	Gold

Guangdong Gaoyao Co*	CHINA	Gold

Guangdong Jinding Gold Limited*	CHINA	Gold

Guoda Safina High-Tech Environmental Refinery Co., Ltd.*	CHINA	Gold

Hangzhou Fuchunjiang Smelting Co., Ltd.*	CHINA	Gold

HeeSung Metal Ltd.	KOREA, REPUBLIC OF	Gold

Heimerle + Meule GmbH	GERMANY	Gold

Heraeus Germany GmbH Co. KG	GERMANY	Gold

Heraeus Metals Hong Kong Ltd.	CHINA	Gold

Heraeus Precious Metals GmbH & Co. KG	GERMANY	Gold

Hunan Chenzhou Mining Co., Ltd.*	CHINA	Gold

Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.*	CHINA	Gold

HwaSeong CJ CO., LTD.*	KOREA, REPUBLIC OF	Gold

Industrial Refining Company*	BELGIUM	Gold

Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	Gold

International Precious Metal Refiners*	UNITED ARAB EMIRATES	Gold

Ishifuku Metal Industry Co., Ltd.	JAPAN	Gold

Istanbul Gold Refinery	TURKEY	Gold

Italpreziosi	ITALY	Gold

JALAN & Company*	INDIA	Gold

Japan Mint	JAPAN	Gold

Jiangxi Copper Co., Ltd.	CHINA	Gold

Johnson Matthey Inc.	UNITED STATES OF AMERICA	Gold

Johnson Matthey Inc. (USA)	UNITED STATES OF AMERICA	Gold

JSC Ekaterinburg Non-Ferrous Metal Processing Plant*	RUSSIAN FEDERATION	Gold

JSC Novosibirsk Refinery*	RUSSIAN FEDERATION	Gold

JSC Uralelectromed*	RUSSIAN FEDERATION	Gold

JX Nippon Mining & Metals Co., Ltd.	JAPAN	Gold

K.A. Rasmussen*	NORWAY	Gold

Kaloti Precious Metals*	UNITED ARAB EMIRATES	Gold

Kazakhmys Smelting LLC*	KAZAKHSTAN	Gold

Kazzinc	KAZAKHSTAN	Gold

Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	Gold

KGHM Polska Miedz Spolka Akcyjna	POLAND	Gold

Kojima Chemicals Co., Ltd.	JAPAN	Gold

Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	Gold

Kundan Care Products Ltd.*	INDIA	Gold

Kyrgyzaltyn JSC*	KYRGYZSTAN	Gold

L’azurde Company For Jewelry*	SAUDI ARABIA	Gold

Lingbao Gold Co., Ltd.*	CHINA	Gold

Lingbao Jinyuan Tonghui Refinery Co., Ltd.*	CHINA	Gold

L’Orfebre S.A.	ANDORRA	Gold

LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	Gold

LT Metal Ltd.	KOREA, REPUBLIC OF	Gold

Luoyang Zijin Yinhui Gold Refinery Co., Ltd.*	CHINA	Gold

Marsam Metals*	BRAZIL	Gold

Materion	UNITED STATES OF AMERICA	Gold

Matsuda Sangyo Co., Ltd.	JAPAN	Gold

MD Overseas*	INDIA	Gold

Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA	Gold

Metallix Refining Inc.*	UNITED STATES OF AMERICA	Gold

Metalor Technologies (Hong Kong) Ltd.	CHINA	Gold

Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	Gold

Metalor Technologies (Suzhou) Ltd.	CHINA	Gold

Metalor Technologies S.A.	SWITZERLAND	Gold

Metalor USA Refining Corporation	UNITED STATES OF AMERICA	Gold

Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	Gold

Mitsubishi Materials Corporation	JAPAN	Gold

Mitsui Mining and Smelting Co., Ltd.	JAPAN	Gold

MKS PAMP SA	SWITZERLAND	Gold

MMTC-PAMP India Pvt., Ltd.	INDIA	Gold

Modeltech Sdn Bhd*	MALAYSIA	Gold

Morris and Watson*	NEW ZEALAND	Gold

Moscow Special Alloys Processing Plant*	RUSSIAN FEDERATION	Gold

Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	Gold

Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Gold

NH Recytech Company	KOREA, REPUBLIC OF	Gold

Nihon Material Co., Ltd.	JAPAN	Gold

Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	Gold

Ohura Precious Metal Industry Co., Ltd.	JAPAN	Gold

OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)*	RUSSIAN FEDERATION	Gold

OJSC Novosibirsk Refinery*	RUSSIAN FEDERATION	Gold

PAMP S.A.	SWITZERLAND	Gold

Pease & Curren*	UNITED STATES OF AMERICA	Gold

Penglai Penggang Gold Industry Co., Ltd.*	CHINA	Gold

Planta Recuperadora de Metales SpA	CHILE	Gold

Prioksky Plant of Non-Ferrous Metals*	RUSSIAN FEDERATION	Gold

PT Aneka Tambang (Persero) Tbk	INDONESIA	Gold

PX Precinox S.A.	SWITZERLAND	Gold

QG Refining, LLC*	UNITED STATES OF AMERICA	Gold

Rand Refinery (Pty) Ltd.	SOUTH AFRICA	Gold

Refinery of Seemine Gold Co., Ltd.*	CHINA	Gold

Remondis Argentia B.V.	NETHERLANDS	Gold

REMONDIS PMR B.V.	NETHERLANDS	Gold

Royal Canadian Mint	CANADA	Gold

SAAMP	FRANCE	Gold

Sabin Metal Corp.*	UNITED STATES OF AMERICA	Gold

Safimet S.p.A*	ITALY	Gold

SAFINA A.S.	CZECHIA	Gold

Sai Refinery*	INDIA	Gold

Samdok Metal*	KOREA, REPUBLIC OF	Gold

Samduck Precious Metals*	KOREA, REPUBLIC OF	Gold

Samwon Metals Corp.*	KOREA, REPUBLIC OF	Gold

Sancus ZFS (L’Orfebre, SA)	COLOMBIA	Gold

Sellem Industries Ltd.*	MAURITANIA	Gold

SEMPSA Joyeria Plateria S.A.	SPAIN	Gold

Shandong Gold Smelting Co., Ltd.	CHINA	Gold

Shandong Humon Smelting Co., Ltd.*	CHINA	Gold

Shandong Tarzan Bio-Gold Industry Co., Ltd.*	CHINA	Gold

Shandong Tiancheng Biological Gold Industrial Co., Ltd.*	CHINA	Gold

Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Gold

Shenzhen CuiLu Gold Co., Ltd.*	CHINA	Gold

Shenzhen Zhonghenglong Real Industry Co., Ltd.*	CHINA	Gold

Shirpur Gold Refinery Ltd.*	INDIA	Gold

Shyolkovsky*	RUSSIAN FEDERATION	Gold

Sichuan Tianze Precious Metals Co., Ltd.	CHINA	Gold

Singway Technology Co., Ltd.*	TAIWAN, PROVINCE OF CHINA	Gold

SOE Shyolkovsky Factory of Secondary Precious Metals*	RUSSIAN FEDERATION	Gold

Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	Gold

Sovereign Metals*	INDIA	Gold

State Research Institute Center for Physical Sciences and Technology*	LITHUANIA	Gold

Sudan Gold Refinery*	SUDAN	Gold

Sumitomo Metal Mining Co., Ltd.	JAPAN	Gold

SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF	Gold

Super Dragon Technology Co., Ltd.*	TAIWAN, PROVINCE OF CHINA	Gold

T.C.A S.p.A	ITALY	Gold

Tanaka Denshi Kogyo K.K	JAPAN	Gold

Tanaka Kikinzoku Kogyo K.K	JAPAN	Gold

The Great Wall Gold and Silver Refinery of China*	CHINA	Gold

The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	Gold

Tokuriki Honten Co., Ltd.	JAPAN	Gold

Tongling Nonferrous Metals Group Co., Ltd.*	CHINA	Gold

TongLing Nonferrous Metals Group Holdings Co., Ltd.*	CHINA	Gold

Tony Goetz NV*	BELGIUM	Gold

TOO Tau-Ken-Altyn	KAZAKHSTAN	Gold

Torecom	KOREA, REPUBLIC OF	Gold

Umicore Precious Metals Refining Hoboken	BELGIUM	Gold

Umicore Precious Metals Thailand*	THAILAND	Gold

Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	Gold

United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	Gold

Valcambi S.A.	SWITZERLAND	Gold

Value Trading*	BELGIUM	Gold

WEEEREFINING	FRANCE	Gold

Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	Gold

WIELAND Edelmetalle GmbH	GERMANY	Gold

Yamakin Co., Ltd.	JAPAN	Gold

Yamamoto Precious Co., Ltd.	JAPAN	Gold

Yokohama Metal Co., Ltd.	JAPAN	Gold

Yunnan Copper Industry Co., Ltd.*	CHINA	Gold

Zhaojin Mining Industry Co., Ltd.	CHINA	Gold

Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Gold

Zijin Mining Industry Corporation	CHINA	Gold

5D Production OU*	ESTONIA	Tantalum

AMG Brasil	BRAZIL	Tantalum

Changsha South Tantalum Niobium Co., Ltd.*	CHINA	Tantalum

D Block Metals, LLC	UNITED STATES OF AMERICA	Tantalum

F & X	CHINA	Tantalum

F&X Electro-Materials Ltd.	CHINA	Tantalum

FIR Metals & Resource Ltd.	CHINA	Tantalum

Global Advanced Metals Aizu	JAPAN	Tantalum

Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	Tantalum

Guangdong Zhiyuan New Material Co., Ltd.	CHINA	Tantalum

H.C. Starck Co., Ltd.	THAILAND	Tantalum

H.C. Starck Hermsdorf GmbH	GERMANY	Tantalum

H.C. Starck Inc.	UNITED STATES OF AMERICA	Tantalum

H.C. Starck Ltd.	JAPAN	Tantalum

H.C. Starck Smelting GmbH & Co. KG	GERMANY	Tantalum

H.C. Starck Tantalum and Niobium GmbH	GERMANY	Tantalum

Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	Tantalum

Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	Tantalum

Jiangxi Tuohong New Raw Material	CHINA	Tantalum

JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	Tantalum

Jiujiang Nonferrous Metals Smelting Company Limited	CHINA	Tantalum

Jiujiang Tanbre Co., Ltd.	CHINA	Tantalum

Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	Tantalum

KEMET Blue Metals	MEXICO	Tantalum

KEMET de Mexico	MEXICO	Tantalum

LSM Brasil S.A.	BRAZIL	Tantalum

Materion Newton Inc.	UNITED STATES OF AMERICA	Tantalum

Metallurgical Products India Pvt. Ltd. (MPIL)	INDIA	Tantalum

Metallurgical Products India Pvt., Ltd.	INDIA	Tantalum

Mineracao Taboca S.A.	BRAZIL	Tantalum

Mitsui Mining & Smelting	JAPAN	Tantalum

Mitsui Mining and Smelting Co., Ltd.	JAPAN	Tantalum

Molycorp Silmet A.S.	ESTONIA	Tantalum

Ningxia Non-Ferrous Metal Smeltery	CHINA	Tantalum

Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Tantalum

NPM Silmet AS	ESTONIA	Tantalum

QSIL Metals Hermsdorf GmbH	GERMANY	Tantalum

QuantumClean	UNITED STATES OF AMERICA	Tantalum

Resind Industria e Comercio Ltda.	BRAZIL	Tantalum

RFH Tantalum Smeltry Co., Ltd.	CHINA	Tantalum

RFH Yancheng Jinye New Material Technology Co., Ltd.	CHINA	Tantalum

Solikamsk Magnesium Works OAO*	RUSSIAN FEDERATION	Tantalum

Taki Chemical Co., Ltd.	JAPAN	Tantalum

TANIOBIS Co., Ltd.	THAILAND	Tantalum

TANIOBIS GmbH	GERMANY	Tantalum

TANIOBIS Japan Co., Ltd.	JAPAN	Tantalum

TANIOBIS Smelting GmbH & Co. KG	GERMANY	Tantalum

Telex Metals	UNITED STATES OF AMERICA	Tantalum

ULBA	KAZAKHSTAN	Tantalum

Ulba Metallurgical Plant JSC	KAZAKHSTAN	Tantalum

XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA	Tantalum

XinXing HaoRong Electronic Material Co., Ltd.	CHINA	Tantalum

Yancheng Jinye New Material Technology Co., Ltd.	CHINA	Tantalum

Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	Tantalum

Alpha	UNITED STATES OF AMERICA	Tin

Alpha Metals	UNITED STATES OF AMERICA	Tin

An Vinh Joint Stock Mineral Processing Company*	VIET NAM	Tin

Aurubis Beerse	BELGIUM	Tin

Aurubis Berango	SPAIN	Tin

Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	Tin

Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	Tin

China Tin Group Co., Ltd.	CHINA	Tin

CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL	Tin

CRM Synergies	SPAIN	Tin

CV Ayi Jaya	INDONESIA	Tin

CV Nurjanah	INDONESIA	Tin

CV Venus Inti Perkasa	INDONESIA	Tin

Dongguan CiEXPO Environmental Engineering Co., Ltd.*	CHINA	Tin

Dowa	JAPAN	Tin

DS Myanmar	MYANMAR	Tin

Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company*	VIET NAM	Tin

EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	Tin

Estanho de Rondonia S.A.	BRAZIL	Tin

Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL	Tin

Fenix Metals	POLAND	Tin

Gejiu City Fuxiang Industry and Trade Co., Ltd.*	CHINA	Tin

Gejiu Kai Meng Industry and Trade LLC*	CHINA	Tin

Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	Tin

Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.*	CHINA	Tin

Gejiu Zili Mining And Metallurgy Co., Ltd.*	CHINA	Tin

Gejiu Zi-Li*	CHINA	Tin

Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	Tin

GuangXi China Tin	CHINA	Tin

HuiChang Hill Tin Industry Co., Ltd.	CHINA	Tin

Jiangxi Nanshan	CHINA	Tin

Jiangxi New Nanshan Technology Ltd.	CHINA	Tin

Luna Smelter, Ltd.	RWANDA	Tin

Ma’anshan Weitai Tin Co., Ltd.	CHINA	Tin

Magnu’s Minerais Metais e Ligas Ltda.	BRAZIL	Tin

Malaysia Smelting Corporation (MSC)	MALAYSIA	Tin

Melt Metais e Ligas S.A.*	BRAZIL	Tin

Metallic Resources, Inc.	UNITED STATES OF AMERICA	Tin

Metallo Belgium N.V.	BELGIUM	Tin

Metallo Spain S.L.U.	SPAIN	Tin

Mineracao Taboca S.A.	BRAZIL	Tin

Minsur	PERU	Tin

Mitsubishi Materials Corporation	JAPAN	Tin

Modeltech Sdn Bhd*	MALAYSIA	Tin

Nghe Tinh Non-Ferrous Metals Joint Stock Company*	VIET NAM	Tin

Novosibirsk Processing Plant Ltd.*	RUSSIAN FEDERATION	Tin

O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Tin

O.M. Manufacturing Philippines, Inc.	PHILIPPINES	Tin

OMSA	BOLIVIA (PLURINATIONAL STATE OF)	Tin

Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)	Tin

Pongpipat Company Limited*	MYANMAR	Tin

Precious Minerals and Smelting Limited*	INDIA	Tin

PT Aries Kencana Sejahtera	INDONESIA	Tin

PT Artha Cipta Langgeng	INDONESIA	Tin

PT ATD Makmur Mandiri Jaya	INDONESIA	Tin

PT Babel Inti Perkasa	INDONESIA	Tin

PT Babel Surya Alam Lestari	INDONESIA	Tin

PT Bangka Prima Tin	INDONESIA	Tin

PT Bangka Serumpun	INDONESIA	Tin

PT Belitung Industri Sejahtera	INDONESIA	Tin

PT Bukit Timah	INDONESIA	Tin

PT Cipta Persada Mulia	INDONESIA	Tin

PT Menara Cipta Mulia	INDONESIA	Tin

PT Mitra Stania Prima	INDONESIA	Tin

PT Mitra Sukses Globalindo	INDONESIA	Tin

PT Panca Mega Persada*	INDONESIA	Tin

PT Premium Tin Indonesia	INDONESIA	Tin

PT Prima Timah Utama	INDONESIA	Tin

PT Putera Sarana Shakti (PT PSS)	INDONESIA	Tin

PT Rajawali Rimba Perkasa	INDONESIA	Tin

PT Refined Bangka Tin	INDONESIA	Tin

PT Sariwiguna Binasentosa	INDONESIA	Tin

PT Stanindo Inti Perkasa	INDONESIA	Tin

PT Sukses Inti Makmur	INDONESIA	Tin

PT Tambang Timah	INDONESIA	Tin

PT Timah Nusantara	INDONESIA	Tin

PT Timah Tbk Kundur	INDONESIA	Tin

PT Timah Tbk Mentok	INDONESIA	Tin

PT Tinindo Inter Nusa*	INDONESIA	Tin

PT Tirus Putra Mandiri*	INDONESIA	Tin

PT Tommy Utama	INDONESIA	Tin

Resind Industria e Comercio Ltda.	BRAZIL	Tin

Rui Da Hung	TAIWAN, PROVINCE OF CHINA	Tin

Super Ligas	BRAZIL	Tin

Thai Nguyen Mining and Metallurgy Co., Ltd.	VIET NAM	Tin

Thaisarco	THAILAND	Tin

Tin Smelting Branch of Yunnan Tin Co., Ltd.	CHINA	Tin

Tin Technology & Refining	UNITED STATES OF AMERICA	Tin

Tuyen Quang Non-Ferrous Metals Joint Stock Company*	VIET NAM	Tin

VQB Mineral and Trading Group JSC*	VIET NAM	Tin

White Solder Metalurgia e Mineracao Ltda.	BRAZIL	Tin

White Solder Metalurgica	BRAZIL	Tin

Yunnan Chengfeng	CHINA	Tin

Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Tin

Yunnan Tin Company Limited	CHINA	Tin

Yunnan Tin Company, Ltd.	CHINA	Tin

Yunnan Yunfan Non-ferrous Metals Co., Ltd.*	CHINA	Tin

A.L.M.T. Corp.	JAPAN	Tungsten

A.L.M.T. TUNGSTEN Corp.	JAPAN	Tungsten

ACL Metais Eireli*	BRAZIL	Tungsten

Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.*	BRAZIL	Tungsten

Artek LLC*	RUSSIAN FEDERATION	Tungsten

Asia Tungsten Products Vietnam Ltd.	VIET NAM	Tungsten

Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	Tungsten

China Molybdenum Co., Ltd.	CHINA	Tungsten

China Molybdenum Tungsten Co., Ltd.	CHINA	Tungsten

Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Tungsten

CNMC (Guangxi) PGMA Co., Ltd.*	CHINA	Tungsten

Cronimet Brasil Ltda	BRAZIL	Tungsten

Fujian Ganmin RareMetal Co., Ltd.	CHINA	Tungsten

Fujian Xinlu Tungsten	CHINA	Tungsten

Fujian Xinlu Tungsten Co., Ltd.	CHINA	Tungsten

Ganzhou Haichuang Tungsten Co., Ltd.	CHINA	Tungsten

Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Tungsten

Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Tungsten

Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Tungsten

GEM Co., Ltd.	CHINA	Tungsten

Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA	Tungsten

Guangdong Xianglu Tungsten Co., Ltd.	CHINA	Tungsten

H.C. Starck Smelting GmbH & Co. KG	GERMANY	Tungsten

H.C. Starck Tungsten GmbH	GERMANY	Tungsten

HANNAE FOR T Co., Ltd.*	KOREA, REPUBLIC OF	Tungsten

Hubei Green Tungsten Co., Ltd.	CHINA	Tungsten

Hunan Chenzhou Mining Co., Ltd.	CHINA	Tungsten

Hunan Chunchang Nonferrous Metals Co., Ltd.*	CHINA	Tungsten

Hunan Jintai New Material Co., Ltd*	CHINA	Tungsten

Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	CHINA	Tungsten

Hydrometallurg, JSC*	RUSSIAN FEDERATION	Tungsten

Japan New Metals Co., Ltd.	JAPAN	Tungsten

Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	Tungsten

Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	Tungsten

Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.*	CHINA	Tungsten

Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	Tungsten

Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	Tungsten

Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Tungsten

Jingmen Dewei GEM Tungsten Resources Recycling Co., Ltd.	CHINA	Tungsten

JSC “Kirovgrad Hard Alloys Plant”*	RUSSIAN FEDERATION	Tungsten

Kennametal Fallon	UNITED STATES OF AMERICA	Tungsten

Kennametal Huntsville	UNITED STATES OF AMERICA	Tungsten

KGETS Co., Ltd.	KOREA, REPUBLIC OF	Tungsten

Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Tungsten

LLC Vostok*	RUSSIAN FEDERATION	Tungsten

Malipo Haiyu Tungsten Co., Ltd.	CHINA	Tungsten

Masan High-Tech Materials	VIET NAM	Tungsten

Masan Tungsten Chemical LLC (MTC)	VIET NAM	Tungsten

Moliren Ltd.*	RUSSIAN FEDERATION	Tungsten

Niagara Refining LLC	UNITED STATES OF AMERICA	Tungsten

NPP Tyazhmetprom LLC*	RUSSIAN FEDERATION	Tungsten

Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM	Tungsten

OOO “Technolom” 1*	RUSSIAN FEDERATION	Tungsten

OOO “Technolom” 2*	RUSSIAN FEDERATION	Tungsten

Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	Tungsten

TANIOBIS Smelting GmbH & Co. KG	GERMANY	Tungsten

Unecha Refractory metals plant*	RUSSIAN FEDERATION	Tungsten

WBH,Wolfram [Austria]	AUSTRIA	Tungsten

Wolfram Bergbau und Hutten AG	AUSTRIA	Tungsten

Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	Tungsten

Xiamen Tungsten Co., Ltd.	CHINA	Tungsten

Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	Tungsten

YUDU ANSHENG TUNGSTEN CO., LTD.*	CHINA	Tungsten

*	Limited information was provided for this entry. Entry does not appear on the RMI Active List, nor the RMI Conformant List.